Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into as of July 14, 2023 (the “Effective Date”) by and among Korro Bio, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on the signature pages hereto, severally and not jointly (each a “Purchaser” and together the “Purchasers”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 8 hereof.

RECITALS

WHEREAS, the Company is party to that certain Agreement and Plan of Merger by and among the Company, Frequency Merger Sub Inc. (“Merger Sub”), and Frequency Therapeutics, Inc. (“Frequency”), dated on or about the date hereof (the “Merger Agreement”), pursuant to which the Company will merge with and into Merger Sub and become a wholly-owned subsidiary of Frequency (the “Merger”);

WHEREAS, following the Effective Time (as defined in the Merger Agreement), Frequency will change its name to Korro Bio, Inc.;

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, an aggregate amount equal to $117,249,989 of shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, the Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the 1933 Act and not in reliance upon any of the safe harbors set forth in Regulation D thereunder; and

WHEREAS, at the Effective Time (as defined in the Merger Agreement) by virtue of the Merger, the Securities (as defined below) shall be automatically converted into the right to receive a number of shares of common stock, par value $0.001 per share, of Frequency (the “Merger Shares”) equal to the Exchange Ratio (as defined in the Merger Agreement) as provided in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Authorization of Securities.

1.01 The Company has authorized the sale and issuance of shares of Common Stock on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Securities”.

SECTION 2. Sale and Purchase of the Securities.

2.01 Upon the terms and subject to the conditions herein contained, the Company agrees to sell and issue to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, at a closing to take place remotely, subject to the satisfaction or waiver of the closing conditions set forth in Section 6, via exchange of executed documents (the “Closing” and the date of the Closing, the “Closing Date”) to occur immediately prior to the Effective Time (as defined in the Merger Agreement) and conditioned upon the satisfaction or waiver of all conditions to the consummation of the Merger and the condition subsequent of the consummation of the Merger, that number of Securities (the “Closing Shares”) set forth opposite such Purchaser’s name on the Schedule of Purchasers for the aggregate Purchase Price set forth under the heading “Subscription Amount” (subject to adjustment for any stock split, reverse stock split or similar recapitalization transaction effected after the Effective Date and prior to the Closing, in accordance with Section 9.18 hereof).

2.02 At or prior to the Closing, each Purchaser will pay the subscription amount set forth opposite such Purchaser’s name on the Schedule of Purchasers (the “Subscription Amount”) by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers at least three Business Days prior to the Closing (the “Wire Instructions Notice”), which Wire Instructions Notice shall include an express acknowledgement that the Company reasonably expects all conditions to the closing of the Merger under the Merger Agreement to be satisfied on the Closing Date. If so requested by the Company in the Wire Instructions Notice and agreed by the applicable Purchaser, the Subscription Amount of each Purchaser shall be paid into an escrow fund or trust account designated by the Company in writing (the “Escrow Account”) to be released to the Company only upon satisfaction of each of the closing conditions set forth in Section 6 hereof. In the event the Closing does not occur within three Business Days of the Closing Date specified in the Wire Instructions Notice, unless otherwise agreed by the Company and such Purchaser, the Company shall, or shall cause the escrow agent for the Escrow Account to, promptly (but not later than one Business Day thereafter) return the Subscription Amount to each Purchaser by wire transfer of U.S. dollars in immediately available funds to the account specified by such Purchaser; provided that, unless this Agreement has been terminated pursuant to Section 9.13 hereof, such return of funds shall not terminate this Agreement or relieve the Company of its obligation to issue and sell, or of each Purchaser to purchase the Securities at the Closing. On the Closing Date, the Company will deliver, against payment by each Purchaser of its Subscription Amount, the Closing Shares in book-entry form registered in the name of the Purchaser (or its nominee as instructed by the Purchaser) free and clear of any liens or other restrictions (other than those arising under applicable securities laws) in the name of such Purchaser (or its nominee in accordance with such Purchaser’s delivery instructions) on the Company’s share register, and shall provide evidence of such issuance as of the Closing Date to each Purchaser. Notwithstanding anything to the contrary in this Agreement, each Purchaser acknowledges that, as may be agreed among the Company and one or more Purchasers, such Purchasers may not be required to fund their respective Subscription Amounts until such Purchasers receive evidence from the Company of the issuance of the Closing Shares on and as of the Closing Date in book-entry form registered in the name of the Purchaser (or its nominee as instructed by the Purchaser.

SECTION 3. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company that:

3.01 Validity. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, assuming that this Agreement constitutes the valid and binding obligation of the Company, constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.02 Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Purchaser who is entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

3.03 Investment Representations and Warranties. The Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the 1933 Act or any applicable state or other securities laws of the United States or any other jurisdiction and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

3.04 Acquisition for Own Account. The Purchaser is acquiring its entire beneficial ownership interest in the Securities for its own account or for an account over which it exercises sole discretion for another qualified institutional buyer or accredited investor for investment purposes and not with a view towards any distribution in a manner which would violate the 1933 Act or any applicable state or other securities laws of the United States or any other jurisdiction. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

3.05 No General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement. The purchase of the Securities by the Purchaser has not been solicited by or through anyone other than the Company or, on the Company’s behalf, J.P. Morgan Securities LLC, BofA Securities, Inc., Piper Sandler & Co. and RBC Capital Markets, LLC (together, the “Placement Agents”), who have been engaged as joint placement agents for the offering of the Securities.

3.06 Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser is a sophisticated institutional investor, experienced in investing in private placement transactions and having such knowledge and experience in financial and business matters as to be capable of evaluating investment merits and risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including its prospective investment in the Securities and participation in the transactions contemplated by this Agreement, and has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. The Purchaser has exercised independent judgment in evaluating their participation in the purchase of the Securities, and has determined based on their own independent review and such professional advice as they deem appropriate that their purchase of the Securities and participation in the transactions contemplated by this Agreement (i) are fully consistent with the Purchaser’s financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Purchaser, (iii) do not and will not violate or constitute a default under the Purchaser’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (iv) is a fit, proper and suitable investment for the Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Securities. The Purchaser is able to bear the substantial risks of an investment in the Securities including loss of the Purchaser’s entire investment therein.

3.07 Accredited Investor. The Purchaser is (i) a qualified purchaser (as defined in Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended), (ii) a qualified institutional buyer (as defined in Rule 144A of the 1933 Act), or (iii) an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) under the 1933 Act, and satisfies any private placement requirements applicable in any non-U.S. jurisdiction where the Securities may be offered. Accordingly, the Purchaser understands that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).. Such Purchaser is an institutional account as defined in FINRA Rule 4512(c). Accordingly, such Purchaser also understands that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

3.08 Restricted Securities. The Purchaser understands that the Securities have not been registered under the securities laws of the United States or any other jurisdiction, are being offered for resale in transactions not requiring registration under the 1933 Act, and that the Securities will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement under Section 4(a)(2) of the 1933 Act and that, under such laws and applicable regulations, unless the resale or transfer of such Securities is so registered, such Securities may not be resold or transferred in the United States or otherwise except in compliance with the registration requirements of the 1933 Act or any other applicable securities laws (or pursuant to any exemption therefrom or in a transaction not subject thereto).

3.09 Review and Advisors. The Purchaser has had the opportunity to review with the Purchaser’s tax advisors the U.S. federal, state, and local and non-U.S. tax consequences of its purchase of the Securities set forth opposite such Purchaser’s name on the Schedule of Purchasers and the transactions contemplated by this Agreement, and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences, and on the Purchaser’s own sources of information and advisors with respect to all tax matters, and not on any statements or representations of the Company, the Placement Agents or any of their respective agents. The Purchaser (and not the Company) shall be responsible for any of the Purchaser’s tax liability that may arise as a result of the transactions contemplated by this Agreement or ownership of the Securities. The Purchaser has conducted its own investigation of the Company and the Securities and has not relied on any statements or other information provided by the Placement Agents concerning the Company or the Securities or the offer and sale of the Securities, and has (i) received, reviewed and understood the offering materials as it deems necessary to make its decision to purchase the Securities, including financial and other information made available to it in connection with the Securities, the Company and the transactions contemplated by the Agreement, (ii) had the opportunity to ask questions of and receive answers from the Company directly, including and as it deems necessary to make its decision to purchase the Securities with respect to the financial information, the Securities, the Company and the transactions contemplated by the Agreement, and (iii) conducted and completed its own independent due diligence with respect to the Securities, the Company and the transactions contemplated by the Agreement. Based on such information as the Purchaser deemed appropriate and without reliance upon the Placement Agents, the Purchaser has independently made its own analysis and decision to purchase the Securities. Except for the Frequency SEC Documents (as defined in the Merger Agreement), the information referenced in Section 3.11, the Company Presentation referenced in Section 4.16, information the Purchaser received in its capacity as a shareholder of the Company, and the representations, warranties and agreements of the Company expressly set forth in this Subscription Agreement, the Purchaser is relying on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the transactions contemplated by this Agreement, the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company and Frequency, including all business, legal, regulatory, accounting, credit and tax matters.

3.10 Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on the Schedule of Purchasers, or as otherwise noted on the Schedule of Purchasers.

3.11 Disclosure of Information. The Purchaser has had an opportunity to review the Frequency SEC Documents and draft proposed risk factors contained in the data room, discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities and the terms and related risks of the Merger with the Company’s management. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Purchasers to rely thereon.

SECTION 4. Representations and Warranties by the Company. The Company represents and warrants to the Purchasers that:

4.01 Absence of Changes. The Company has conducted its business only in the ordinary course of business (except for the execution and performance of this Agreement and the Merger Agreement, and the discussions, negotiations, and transactions related thereto) and (i) there has not been any change, condition, effect, event, circumstance, occurrence, result, state of facts or development (each, an “Effect”) that, singly or in the aggregate with any other Effect, has had or would reasonably be expected to have a materially adverse effect on (a) the business, condition (financial or otherwise), general affairs, management, assets, liabilities, operations, results of operations, earnings, prospects, properties, stockholders’ equity or financial performance of the Company and its subsidiary, taken together, or Frequency or (b) the ability or legal authority of the Company to perform its obligations under and to consummate the transactions contemplated by this Agreement and the Merger Agreement, including the issuance and sale of the Securities (a “Material Adverse Effect”), (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business and except as contemplated in this Agreement and the Merger Agreement, which are material with respect to the Company and its subsidiaries, considered as one enterprise, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iv) there has been no material adverse change to, and no material adverse development in, the business, condition (financial or otherwise), general affairs, management, assets, liabilities, operations, results of operations, earnings, prospects, properties, stockholders’ equity or financial performance of the Company and its subsidiaries considered as one enterprise, (v) there has been no satisfaction or discharge of any material lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business, (vi) there has been no waiver, not in the ordinary course of business, by the Company or any of its subsidiaries of a material right or a material debt owed to it, (vii) neither the Company nor any of its subsidiaries has sold any material assets, singly or in the aggregate, outside of the ordinary course of business, (viii) neither the Company nor any of its subsidiaries has made any material change in or material amendment to, modification of or waiver of any material right under, or termination of any material contract, (ix) the Company has not experienced the loss of services of any executive officer (as defined in Rule 405 under the 1933 Act) and (x) there has not been any other event or condition that has had or would reasonably be expected to have a Material Adverse Effect. The Company has not taken any steps to seek protection pursuant to any bankruptcy law. The Company is not, as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at Closing, will not be Insolvent (as defined below). For purposes of this Section 4.01, “Insolvent” means, with respect to any Person, (w) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (x) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (y) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (z) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

4.02 Organization and Good Standing of the Company. The Company is a corporation duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority (i) to conduct its business in all material respects in the manner in which its business is currently being and is proposed to be conducted, (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used in all material respects and (iii) to perform its obligations under all contracts by which it is bound in all material respects. The Company is duly licensed and qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have or reasonable be expected to have a Material Adverse Effect.

4.03 Subsidiaries. Except as set forth on Schedule 4.03, the Company does not have any subsidiaries and does not otherwise own any shares of capital stock or any interest in any other Person. The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity, except as set forth on Schedule 4.03.

4.04 Validity; Valid Issuance of Securities. The Company has all requisite corporate power and authority to enter into this Agreement and the Merger Agreement and to consummate the transactions contemplated by this Agreement and the Merger Agreement, subject only to the adoption of the Merger Agreement in accordance with the terms thereof by the Company’s stockholders under (i) the Delaware General Corporation Law and (ii) the Company’s certificate of incorporation. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. Assuming the due authorization, execution and delivery by Purchaser of this Agreement and by Frequency and Merger Sub of the Merger Agreement, each of this Agreement and the Merger Agreement have been (or upon delivery will have been) duly executed and delivered by the Company and will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Securities are duly authorized and, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free and clear of any liens or other restrictions, other than restrictions on transfer under applicable state and federal securities laws or such restrictions as the Purchaser has agreed to in writing with the Company, and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation or bylaws or the Delaware General Corporation Law.

4.05 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 hereof and except as set forth in the Merger Agreement, no material consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or giving of notice to, any Governmental Entity (as defined below) is required on the part of the Company in connection with the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement, except for filings pursuant to applicable state securities laws, which have been made or will be made in a timely manner. The Company is unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registrations, applications or filings described in this Section 4.05.

4.06 Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or similar organizational document, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, bond, debenture, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument or evidence of indebtedness or any lease, license, franchise, permit, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. The execution, delivery and the performance of this Agreement, the Registration Rights Agreement and the Merger Agreement and the consummation of the transactions contemplated herein and therein (including the issuance and sale of the Securities) and compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, (1) conflict with or constitute a breach or violation of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to, any of the Agreements and Instruments, (2) result in any violation of the provisions of the certificate of incorporation, bylaws or similar organizational document of the Company or any of its subsidiaries or (3) result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clauses (1) and (3), for such violations as would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, or materially affect the validity of the Securities or the legal authority of the Company to perform its obligations hereunder and timely comply with the terms of this Agreement or the Merger Agreement.

4.07 Absence of Proceedings. There is no action, suit, proceeding or, to the knowledge of the Company, inquiry or investigation, before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company, any of its subsidiaries or any Company director or officer, which would have or would reasonably be expected to have, singly or in the aggregate with all other such actions, suits, proceedings, inquiries or investigations, a Material Adverse Effect or which question or would, if determined or otherwise resolved adversely to the Company, reasonably be expected to materially affect the validity of the this Agreement, the Merger Agreement or the Securities or the legal authority of the Company to perform its obligations hereunder and under the Merger Agreement and timely comply in all material respects with the terms of this Agreement or the Merger Agreement. There are no material judgments, orders or decrees outstanding against the Company or any of its subsidiaries.

4.08 Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have or would reasonably be expected to have a Material Adverse Effect.

4.09 Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed, all such tax returns were correct and complete in all material respects and have been prepared in material compliance with all applicable law, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be taken and as to which adequate reserves have been provided and except, in each case, as would not have or reasonably be expected to have a Material Adverse Effect. No assessment in connection with United States federal income tax returns has been made against the Company. Subject to exceptions as would not be material, no claim has ever been made by a Governmental Entity in a jurisdiction where the Company does not file tax returns that the Company is subject to taxation by that jurisdiction. The Company and its subsidiaries have (i) filed all other tax returns that are required to have been filed by them through the date hereof or have timely requested extensions thereof pursuant to applicable state, local, or other foreign tax law, except insofar as the failure to file such tax returns would not reasonably be expected to have a Material Adverse Effect, and (ii) paid all taxes due pursuant to such filed tax returns, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company or its subsidiaries or where the failure to pay such taxes would not have or reasonably be expected to have a Material Adverse Effect. The unpaid taxes of the Company or any of its subsidiaries for periods

(or portions thereof) ending on or prior to the date of the most recent unaudited interim balance sheet do not materially exceed the accruals for current taxes set forth on such balance sheet, and since the date of such balance sheet, neither the Company nor any of its subsidiaries has incurred any material liability for taxes outside the ordinary course or business or otherwise inconsistent with past custom and practice. Each of the Company and Frequency is classified as a Subchapter C corporation for U.S. federal tax purposes.

4.10 Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, with recognized, financially sound and reputable insurers, in such amounts and with such deductibles and covering such risks as is adequate and customary for the conduct of their respective businesses and the value of their respective properties and assets, including policies covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and natural disasters and policies covering the Company for product liability claims and clinical trial liability claims, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have or reasonably be expected to have a Material Adverse Effect. The Company has not been denied any insurance coverage that it has sought or for which it has applied.

4.11 Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities or following completion of the Merger will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

4.12 Shell Company Status. Neither the Company nor Frequency is, or has ever been, an issuer identified in Rule 144(i)(1) promulgated under the 1933 Act.

4.13 Regulatory Matters. Except as would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries has received any FDA Form 483, notice of adverse finding, warning letter or other correspondence or written notice from the U.S. Food and Drug Administration (“FDA”) or any other Governmental Entity alleging or asserting noncompliance with any Applicable Laws (as defined in clause (ii) below) or Authorizations (as defined in clause (iii) below); (ii) the Company and each of its subsidiaries is and has been in compliance with statutes, laws, ordinances, rules and regulations applicable to the Company and its subsidiaries for the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company, including the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., similar laws of other Governmental Entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (iii) the Company and each of its subsidiaries possesses all licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws or to carry on its businesses as now conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iv) neither the Company nor any of its subsidiaries has received notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations or has any knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any noncompliance with or violation of any Applicable Laws by the Company or any of its subsidiaries that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by FDA or similar Governmental Entity; (v) neither the Company nor any of its subsidiaries has received notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Entity is threatening or is considering such action; and (vi) the Company and each of its subsidiaries has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission).

4.14 Compliance With Laws. The Company has complied in all material respects with, is not in material violation of, and has not received any written notice alleging any violation with respect to, any applicable provisions of any statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its properties or assets.

4.15 Financial Statements; Controls; Books and Records. The Company has made available to each Purchaser its audited balance sheets as of December 31, 2022, together with related audited statements of operations, changes in stockholders’ equity and cash flows, and notes thereto, of the Company for the fiscal year ended December 31, 2022, and the unaudited balance sheets as of March 31, 2023, together with related unaudited statements of operations, changes in stockholders’ equity and cash flows, and notes thereto, of the Company for the three months ended March 31, 2023 (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated, except that the Financial Statements may not contain all footnotes and other presentation items required by GAAP and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end adjustments. Except as set forth in the Financial Statements, between March 31, 2023 and the date of this Agreement, the Company has not incurred any material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business; (ii) obligations under contracts and commitments incurred in the ordinary course of business; (iii) liabilities for transaction expenses incurred in connection with the transactions contemplated by this Agreement and the Merger Agreement; and (iv) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Financial Statements. The Company maintains and will continue to maintain a standard system of accounting established and administered to provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements of the Company in conformity with GAAP. The Company has not extended or maintained credit, arranged for the extension of credit, modified or renewed an extension of credit, in the form of a personal loan or otherwise, to or for any director or executive officer of the Company. The minute books and other similar records of the Company contain complete and accurate records of all actions taken at any meetings of the Company’s stockholders, the Company’s Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of the Company have been maintained in accordance with good business and bookkeeping practices.

4.16 Information Provided. The Company Presentation dated June 2023 provided to the Purchasers in connection with the offering (the “Company Presentation”) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The information to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Registration Statement (as defined in the Merger Agreement), or supplied by or on behalf of the Company for inclusion in any filing pursuant to Rule 165 and Rule 425 under the 1933 Act or Rule 14a-12 under the 1934 Act (each a “Regulation M-A Filing”), shall not, at the time the Registration Statement or any such Regulation M-A Filing is filed with the Securities and Exchange Commission (the “Commission”), at any time it is amended or supplemented or at the time the Registration Statement is declared effective by the Commission, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (or, in the case of the prospectus/proxy statement contained therein, not misleading in light of the circumstances under which it shall be made). The information to be supplied by or on behalf of the Company for inclusion in the Registration Statement to be sent to the stockholders of Frequency in connection with the meeting of Frequency’s stockholders (the “Public Company Meeting”), shall not, on the date the proxy statement/prospectus included in the Registration Statement is first mailed to stockholders of Frequency, at the time of the Public Company Meeting or at the Effective Time (as defined in the Merger Agreement), contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Registration Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Public Company Meeting that has become false or misleading.

4.17 No Additional Agreements. The Company does not have any agreement (including side letters) with any Purchaser with respect to (or any other Person acquiring securities in connection therewith) the transactions contemplated by this Agreement other than as specified in this Agreement. and, for the avoidance of doubt, does not have any agreement with any Purchaser on terms (economic or otherwise) more favorable to such Purchaser than as set forth in this Agreement.

4.18 Private Placement. None of the Company, its subsidiaries or any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration under the 1933 Act of the Securities being sold pursuant to this Agreement. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 3 hereof, the issuance and sale of the Securities is exempt from registration under the 1933 Act

4.19 No General Solicitation. Neither the Company nor, to the Company’s knowledge, any Person acting on behalf of the Company has, directly or indirectly, offered or sold any of the Securities or Merger Shares or solicited any offers to buy any Securities or Merger Shares, under any circumstances that would require registration under the 1933 Act of the offer and sale of the Securities, including by any form of general solicitation or general advertising.

4.20 No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3 hereof, none of the Company, its subsidiaries nor, to the Company’s knowledge, any of its or their Affiliates or any Person acting on its or their behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company or Frequency security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Section 4(a)(2) of the 1933 Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company or Frequency for purposes of any applicable law, regulation or stockholder approval provisions, including under the rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”) and the Company, its subsidiaries and, to the Company’s knowledge, any of its or their Affiliates or any Person acting on its or their behalf will not, and the Company shall make commercially reasonable efforts to cause Frequency, any of its Affiliates or any Person acting on its or their behalf not to, directly or indirectly, take any action or steps that would require the registration of the issuance by the Company of the Securities under the 1933 Act.

4.21 Brokers. Other than the Placement Agents, there is no broker, investment banker, financial advisor, finder or other Person that has been retained by or is authorized to act on behalf of the Company that is entitled to any fee or commission in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any broker, investment banker, financial advisor, finder or other Person that has been retained by or is authorized to act on behalf of the Company for fees of a type contemplated in this Section 4.21 that may be due in connection with the transactions contemplated by this Agreement.

4.22 Additional Representations and Warranties. The Company’s representations and warranties set forth in the Merger Agreement in Section 3.6 (Capitalization), 3.10 (Title to Assets), 3.11 (Real Property; Leasehold), 3.12 (Intellectual Property), 3.13 (Agreements, Contracts and Commitments), 3.17 (Employee and Labor Matters; Benefit Plans), 3.18 (Environmental Matters), 3.21 (Transactions with Affiliates) and 3.22 (Privacy and Data Security) are true and correct and are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Korro Disclosure Schedule (as defined in the Merger Agreement). To the knowledge of the Company, following customary due diligence, the representations and warranties of Frequency in the Merger Agreement and in any certificate or other writing delivered by Frequency pursuant thereto are true and correct and are hereby incorporated by reference and made by the Company to the Purchasers, as qualified by the disclosures in the Frequency Disclosure Schedule (as defined in the Merger Agreement).

4.23 Reliance by Purchasers. The Company acknowledges that each Purchaser will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth in this Agreement and the Merger Agreement.

4.24 No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor Frequency has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of any security of the Company or Frequency to facilitate the sale or resale of the Securities or Merger Shares or otherwise, and has taken no action that would directly or indirectly violate Regulation M under the 1934 Act.

SECTION 5. Covenants.

5.01 Further Assurances. At or prior to Closing, the Company and each Purchaser (severally and not jointly with any other Purchaser) agrees to cooperate and generally do such reasonable acts and things in good faith as may be necessary to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement, effectuate the intents and purposes of this Agreement subject to the terms and conditions hereof and evidence the fulfillment of the agreements herein contained.

5.02 Disclosure of Transactions and Other Material Information. The Company shall or shall cause Frequency to, on or before 9:00 a.m., New York City time, on the Business Day immediately following the Effective Date (or if this Agreement is executed between midnight and 9:00 a.m., New York City time, on any Business Day, no later than 9:01 a m. on the date the Agreement is executed) (the “Disclosure Deadline”), issue one or more press releases (the “Press Release”) and file with the Commission a Current Report on Form 8-K (collectively with the Press Release, the “Disclosure Document”), which Current Report on Form 8-K shall include as exhibits this Agreement, the Merger Agreement, the Company Presentation and the Press Release, disclosing any material nonpublic information within the meaning of the federal securities laws that the Company, Frequency or their respective officers, directors, employees, agents or any other Person, including the Placement Agents, acting at their direction or on their behalf has provided to the Purchasers in connection with the transactions contemplated by this Agreement or the Merger Agreement prior to the filing of the Disclosure Document (which includes, for the avoidance of doubt, the material terms of the transactions contemplated hereby, the material terms of the Merger Agreement and the transactions contemplated thereby and any other material non-public information made available in the data room). The Company represents and warrants that, from and after the issuance of the Disclosure Document, no Purchaser shall be in possession of any material nonpublic information received from the Company, Frequency or their respective officers, directors, employees, agents, or any other Person, including the Placement Agents, acting at their direction or on their behalf. From and after the issuance of the Disclosure Document, neither the Company, Frequency, nor their respective officers, directors, employees, agents or any other Person, including the Placement Agents, acting at their direction or on their behalf shall provide any material, nonpublic information to any Purchaser, unless otherwise specifically agreed in writing by such Purchaser, except in the case of material, nonpublic information provided to an observer of the Company’s or Frequency’s board of directors or member of the Company’s or Frequency’s board of directors who is affiliated with such Purchaser or in a Final Waiver Notice to Informed Purchasers (as such terms are defined below) in accordance with Section 5.05 hereof. The Company shall not, and shall cause Frequency and its and their respective officers, directors, employees, agents and any other Person, including the Placement Agents, acting at their direction or on their behalf not to, publicly disclose the name of any Purchaser or any affiliate or investment advisor of any Purchaser, or include the name of any Purchaser or any affiliate or investment advisor of any Purchaser without the prior written consent (including by e-mail) of such Purchaser (i) in any press release or marketing materials, or (ii) in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities laws, rules or regulations, (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under regulations of any national securities exchange on which Frequency’s securities are listed for trading or (C) to the extent such disclosure contains only information previously approved in accordance with this Section 5.02, and in the case of any disclosure made pursuant to clause (ii), the Company will provide the Purchaser with prior written notice (including by e-mail) of the applicable portion of such filing. Upon the earlier of (i) the Disclosure Deadline, (ii) the issuance of the Press Release and (iii) the filing of the Disclosure Document, each Purchaser shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Company, Frequency or their respective officers, directors, Affiliates, employees or agents, or any other Person, including the Placement Agents, acting at their direction or on their behalf, in each case entered into in connection with the sale of the securities hereunder and the Merger. The Company understands and confirms that the Purchasers and their respective Affiliates will rely on the foregoing representations in effecting transactions in securities of the Company.

5.03 Expenses. The Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including attorneys’ and consultants’ fees and expenses; provided that, at the Closing, the Company shall reimburse Citadel CEMF Investments Ltd. for the documented reasonable legal fees, expenses and disbursements incurred by it, any of its Affiliates or its investment advisor in connection with the negotiation, preparation, execution and delivery of this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance, sale and delivery of the Securities to the Purchasers.

5.04 Blue Sky Laws. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to each Purchaser at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date. The Company shall provide evidence of such actions promptly upon the written request of any Purchaser.

5.05 No Amendment or Waiver of Merger Agreement Terms. The Company shall not amend, modify or waive (or approve an amendment, modification or a waiver requested by Frequency of, or fail to contest an action regarding a breach of) any provision of the Merger Agreement in a manner that would reasonably be expected to be adverse to the Purchasers without the consent of the Purchaser Majority (the “Purchaser Consent”). Prior to seeking such consent from the Purchasers, the Company shall provide written notice to the Purchasers that such consent is being sought (the “Initial Waiver Notice”). Such Initial Waiver Notice shall identify the nature of the change sought (e.g., whether it is requesting an amendment or modification to or a waiver under the Merger Agreement and the party seeking the amendment, modification or waiver), but shall not disclose any material, nonpublic information pertaining to the Company, Frequency or their respective operations. After the Initial Waiver Notice is received, each Purchaser shall have five Business Days to elect to receive a full request for Purchaser Consent (the “Final Waiver Notice”), such Final Waiver Notice containing the substance of the amendment, modification or waiver being requested and any other relevant information. If a Purchaser elects or receive a Final Waiver Notice, the Final Waiver Notice shall be sent to such consenting Purchaser (an “Informed Purchaser”) and the approval of both (a) the Informed Purchasers who have committed, in the aggregate, to purchase at least a majority of the Securities that all Informed Purchasers have agreed, in the aggregate, to purchase and (b) any Informed Purchaser who has committed to purchase at least $14,900,000 of the Securities shall be required to approve the requested amendment, modification or waiver. If no Purchaser has elected to receive the Final Waiver Notice within five Business Days following delivery of the Initial Waiver Notice, then no consent shall be required under this Section 5.05. If a Final Waiver Notice contains material, nonpublic information, the Company shall cause Frequency to, on or before 9:00 a.m., New York City time, on the Business Day immediately following the execution of such amendment, modification or waiver, file with the Commission a Current Report on Form 8-K, which shall include as an exhibit the amendment, modification or waiver, disclosing any material, nonpublic information within the meaning of the federal securities laws that was contained in such Final Waiver Notice.

5.06 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Purchasers. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise.

5.07 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that neither Frequency nor any Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the offer or sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any National Exchange or other trading market such that it would require stockholder approval prior to the Closing; provided, however, that this Section 5.07 shall not limit the Company’s or Frequency’s right to issue shares of capital stock pursuant to the Merger Agreement.

5.08 Shareholder Rights Plan. The Company shall not make or enforce, shall cause Frequency not to make or enforce, and shall not consent to any other Person making or enforcing any claim that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement or law (including Section 203 of the Delaware General Corporation Law) in effect or hereafter adopted by Frequency, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities or Merger Shares under this Agreement or the Merger Agreement, as applicable; provided, however, that no such Purchaser owns any equity in Frequency prior to its purchase of the Securities hereunder.

5.09 Principal National Exchange Listing. In the time and manner required by Frequency’s principal National Exchange, the Company shall cause Frequency to prepare and file with such National Exchange an additional shares listing application covering all of the Merger Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Merger Shares to be approved for listing on such National Exchange as promptly as possible thereafter.

5.10 Lock-Up Agreements. The Company shall not consent or agree to amend, alter, waive or otherwise modify the terms of any of the Korro Lock-Up Agreements (as defined in the Merger Agreement) without the consent of the Purchaser Majority.

5.11 Listing; Reverse Split. At or prior to the Effective Time (as defined in the Merger Agreement), the Company shall use commercially reasonable efforts to cause Frequency to (a) prepare and timely submit to Nasdaq a notification form of the Nasdaq Reverse Split and submit a copy of the amendment to Frequency’s certificate of incorporation to effect the Nasdaq Reverse Split to Nasdaq on or before the Closing Date and (b) submit to its stockholders at the Frequency Stockholder Meeting the Reverse Stock Split Proposal (each as defined in the Merger Agreement) and take such other actions as shall be necessary to effectuate the Nasdaq Reverse Split. Following the Closing, the Company shall, and shall cause Frequency to, take all other actions necessary to maintain compliance with Nasdaq listing standards.

SECTION 6. Conditions of Closing.

6.01 Conditions of the Purchasers’ Obligations at the Closing. The obligations of each Purchaser under Section 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, unless otherwise waived by such Purchaser solely as to itself.

(a) Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all respects on the Effective Date, and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date (except (i) representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects and (ii) to the extent expressly made as of a particular date, in which case such representations and warranties shall be true and correct as of such date).

(b) Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c) Compliance Certificate. The Chief Executive Officer of the Company shall have delivered to the Purchasers at the Closing Date a certificate, in form and substance reasonably acceptable to the Purchasers, certifying that the conditions specified in Sections 6.01(a), 6.01(b), 6.01(d), 6.01(f), 6.01(g), 6.01(j), 6.01(k), 6.01(l) and 6.01(m) of this Agreement have been fulfilled.

(d) Qualification under Securities Laws; Consents. All registrations, qualifications, permits and approvals, if any, required under applicable securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement. The Company shall have obtained in a timely fashion any and all other consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and issuance of the Merger Shares (including the waiver of any applicable registration rights that could affect the rights of the Purchasers under this Agreement), all of which shall be and remain so long as necessary in full force and effect.

(e) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing a certificate, in the form of Exhibit C, certifying (i) the certificate of incorporation and bylaws of the Company, (ii) authorization of the Board of Directors of the Company approving this Agreement and the transactions contemplated under this Agreement (including the Merger Agreement) and (iii) as to certificates evidencing the good standing of the Company in Delaware issued by the Secretary of State of Delaware and in the Commonwealth of Massachusetts issued by the Secretary of the Commonwealth of Massachusetts, each as of a date within five Business Days of the Closing Date.

(f) Merger. All conditions to the closing of the Merger shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement, but subject to the satisfaction or waiver of such conditions as of the consummation of the Merger), and the closing of the Merger shall be set to occur immediately after the Closing hereunder. No amendment, modification or waiver of any provision of the Merger Agreement shall have been made that would reasonably be expected to be adverse to Purchasers without the consent of the Purchaser Majority.

(g) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Entity that prohibits the consummation of any of the transactions contemplated by this Agreement or the Merger Agreement.

(h) Registration Rights Agreement. The Company shall have delivered the fully executed Registration Rights Agreement and such agreement shall be in full force and effect.

(i) Opinion of Company Counsel. The Purchasers shall have received from Goodwin Procter LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit B hereto.

(j) Registration Statement; Proxy Statement/Prospectus. The Registration Statement shall have become effective under the 1933 Act, and shall not be subject to any stop order or proceeding seeking a stop order with respect to the Registration Statement that has not been withdrawn, and no similar proceeding shall have been initiated or, to the knowledge of the Company, threatened by the Commission or its staff.

(k) Nasdaq. Frequency shall have received approval from Nasdaq that the shares of Frequency Common Stock (as defined in the Merger Agreement) to be issued in the Contemplated Transactions (as defined in the Merger Agreement) shall have been approved for listing (subject to official notice of issuance) on Nasdaq. The Nasdaq Reverse Split shall have been effectuated.

(l) Financing Amount. Assuming and after giving effect to funding of the Subscription Amount of the Purchaser asserting this closing condition, the Company shall receive at Closing gross proceeds of at least the Financing Amount.

(m) No Material Adverse Effect. Since the Effective Date, no Material Adverse Effect or, to the Company’s knowledge, following customary due diligence, Frequency Material Adverse Effect (as such term is defined in the Merger Agreement as in effect as of the date hereof) shall have occurred.

6.02 Conditions of the Company’s Obligations. The obligations of the Company under Section 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Company in its absolute discretion.

(a) Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects as of the Effective Date and true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) Performance. Each Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c) Qualification under Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(d) Merger. All conditions to the closing of the Merger shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement, but subject to the satisfaction or waiver of such conditions as of the consummation of the Merger), and the closing of the Merger shall be set to occur immediately after the Closing hereunder.

SECTION 7. Transfer Restrictions; Restrictive Legend.

7.01 Transfer Restrictions. Each Purchaser understands that the Company may, as a condition to the transfer of any of the Securities or Merger Shares, require that the request for transfer be accompanied by a customary certificate to of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the 1933 Act, unless such transfer is covered by an effective registration statement or is exempt from the registration requirements of the 1933 Act, including under Rule 144. It is understood that the certificates or book entries evidencing the Securities or Merger Shares may bear substantially the following legend:

“THE OFFER AND SALE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.”

SECTION 8. Definitions. Unless the context otherwise requires, the terms defined in this Section 8 shall have the meanings specified for all purposes of this Agreement.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

“Business Day” means any day except (a) a Saturday or Sunday or (b) any day on which banks in the City of New York are authorized or required by law or executive order to be closed; provided, however, that Lincoln’s Birthday (February 12) and Election Day shall not be excluded from the definition of Business Day by virtue of this clause (b).

“Financing Amount” means $100,000,000.

“Nasdaq Reverse Split” means a reverse stock split of all outstanding shares of Frequency Common Stock at a reverse stock split ratio as mutually agreed to by Frequency and Korro that is effected by Frequency for the purpose of maintaining compliance with Nasdaq listing standards.”

“National Exchange” means the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the New York Stock Exchange.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Price” means an amount equal to (i) the Korro Equity Value (as defined in the Merger Agreement), (ii) divided by the number of outstanding shares of Korro Common Stock (as defined in the Merger Agreement but excluding the Securities being issued hereunder) as of immediately prior to the closing of offering of the Securities hereunder.

“Purchaser Majority” means, prior to the Closing, the Purchasers committed to purchase at least a majority the Securities, provided that each Purchaser (together with its affiliated funds) who has committed to purchase at least $14,900,000 of the Securities is included in such majority and, following the Closing, both (i) the Purchasers who hold at least a majority of the Securities (including any Frequency Common Stock issued in exchange therefore) still held by the Purchasers, and (ii) each Purchaser (together with its affiliated funds) (A) whose Subscription Amount exceeds $14,900,000 and (B) who continues to hold at least fifty percent (50%) of the Securities (including any Frequency Common Stock issued in exchange therefore) purchased on the Closing Date.

“Registration Rights Agreement” means the Registration Rights Agreement, in the form attached hereto as Exhibit A, to be entered into at the Closing among the Company and each Purchaser.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as Rule 144.

SECTION 9. Miscellaneous.

9.01 Waivers and Amendments. Neither this Agreement, nor any provision hereof, may be changed, waived, amended or modified orally or by course of dealing, but only by an instrument in writing executed by the Company and the Purchaser Majority, provided that, (a) if any, change, waiver, amendment, modification disproportionately and adversely impacts a Purchaser (or a subset of Purchasers), the consent of such disproportionately impacted Purchaser (or each Purchaser within such subset of Purchasers) shall be required and (b) the consent of each Purchaser shall be required for any change in the Purchase Price or applicable Purchaser’s Subscription Amount, any change in the type of security to be issued to Purchasers at Closing, or the amendment, modification or waiver of this Section 9.01, of Section 9.13 or of any of the closing conditions set forth in Sections 6.01(a), 6.01(j) 6.01(k) or 6.01(l). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

9.02 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) when delivered, if delivered personally, (b) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, (d) on the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address specified in this Section 9.02 prior to 5:00 P.M., New York City time, on a Business Date or (e) the next Business Day after the date of transmission, if such notice or communication is delivered by electronic mail at the e-mail address specified in this Section 9.02 on a day that is not a Business Day or after 5:00 P.M., New York City time, on any Business Day, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on the Schedule of Purchasers with respect to the Purchasers; provided, in the cases of clauses (d) and (e), that notice shall not be deemed given or effective if the sender receives an automatic system-generated response that such electronic mail was undeliverable. The addresses for such notices and communications shall be as follows:

if to the Company:

Korro Bio, Inc.

One Kendall Square, Building 600-700

Suite 6-401

Cambridge, MA 02139

Attention:     Vineet Agarwal, Chief Financial Officer

          Shelby Walker, General Counsel

Email:           vagarwal@korrobio.com

          swalker@korrobio.com

with a copy to (which shall not constitute notice):

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: Kingsley Taft, Marianne Sarrazin

Email: KTaft@goodwinlaw.com, MSarrazin@goodwinlaw.com

or at such other address as the Company or each Purchaser may specify by written notice to the other parties hereto in accordance with this Section 9.02.

9.03 Cumulative Remedies; Specific Performance. None of the rights, powers or remedies conferred upon each Purchaser, on the one hand, or the Company, on the other hand, shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise. Each of the Purchasers and the Company acknowledges and agrees that, in view of the uniqueness of the securities referenced herein and the transactions contemplated hereby and by the Merger Agreement, money damages will not provide an adequate remedy at law if this Agreement or the Merger Agreement are not performed in accordance with their terms, and therefore agrees that, in addition to being entitled to exercise all rights provided hereunder or granted by law, including recovery of damages (money or otherwise), each of the Purchasers and the Company shall be entitled to specific performance under this Agreement, without the requirement of either proving the inadequacy of monetary damages as a remedy (or irreparable harm) or the posting of a bond. The parties hereby agree to waive in any action for specific performance of any obligation the defense that a remedy at law would be inadequate.

9.04 Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Purchaser and the successors of the Company, whether so expressed or not. None of the Purchasers may assign its rights or obligations hereunder without the prior written consent of the Company, except that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Purchaser (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 3 hereof). The Company may not assign its rights or obligations hereunder without the consent of the Purchaser Majority. This Agreement shall not inure to the benefit of or be enforceable by any other Person except as expressly set forth herein.

9.05 Exculpation of Placement Agents. Each Purchaser, individually and not jointly, represents and warrants and agrees for the express benefit of each of the Placement Agents, its affiliates and its representatives that:

(a) Each of the Placement Agents is acting solely as a placement agent to the Company in connection with the sale of the Securities and is not acting as an underwriter in any other capacity and is not and shall not be construed as a financial advisor or as a fiduciary for the Purchaser, the Company, or any other Person or entity in connection with the issue and purchase of the Securities or the transactions contemplated by this Agreement.

(b) No Placement Agent or any of their respective directors, officers, employees, representative, controlling persons and affiliates (i) shall be liable for any improper payment made in accordance with the information provided by the Company, (ii) has prepared any disclosure or offering document in connection with the offer and sale of the Securities by the Placement Agents or their respective affiliates, (iii) has made or will make any representation or warranty, express or implied, of any kind or character, and has not provided any advice or recommendation to the Purchasers in connection with the transactions contemplated by this Agreement, (iv) shall have responsibility with respect to the accuracy, completeness or adequacy of any information that’s publicly available or supplied to them by the Company, (v) has any responsibilities with respect to any representations, warranties or agreements made by any Person under or in connection with the transactions contemplated by the Agreement or any of the documents furnished pursuant thereto or in connection therewith, or the execution, accuracy, completeness, value, genuineness, legality, validity or enforceability (with respect to any Person) or any thereof, as of any date, of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement, the Registration Rights Agreement or the Merger Agreement, or in connection with any of the transactions contemplated by such agreements, including any valuation, offering or marketing materials, or any omissions from such materials; or (vi) shall be liable for the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, Frequency, the Merger or the transactions contemplated by this Agreement.

(c) The Placement Agents, their respective affiliates and their respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

9.06 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

9.07 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. IN ANY ACTION OR PROCEEDING BETWEEN ANY OF THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, EACH OF THE PARTIES: (A) IRREVOCABLY AND UNCONDITIONALLY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY IN ACCORDANCE WITH CLAUSE (A) OF THIS SECTION 9.07, (C) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN SUCH COURTS, (D) WAIVES ANY OBJECTION THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY, (E) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 9.02 OF THIS AGREEMENT AND (F) IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY.

9.08 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 and the agreements and covenants set forth in Sections 5 and 9 shall survive the Closing for the applicable statute of limitations (unless such covenant or agreement terminates earlier in accordance with its terms), which shall not be extended by Section 8106(c) of Title 10 of the Delaware Code or any similar law. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

9.09 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

9.10 Entire Agreement. This Agreement and the Registration Rights Agreement contain the entire agreement among the parties hereto with respect to the subject matter hereof and, except as set forth below, this agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing or anything to the contrary in this Agreement, and subject to Section 5.02, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any Purchaser as of the date hereof.

9.11 Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

9.12 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to Purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, material, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company that may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (including a “group” within the meaning of Section 13(d)(3) of the 1934 Act), and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement, and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of this Agreement. The Company has elected to provide all Purchasers with the same terms for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

9.13 Termination. This Agreement shall terminate and be void and of no further force and effect, and all obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) such date and time that the Merger Agreement is terminated in accordance with its terms, (ii) if any of the conditions to Closing set forth in Section 6 are not satisfied or waived, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated hereby will not be and are not consummated at the Closing, (iii) upon mutual agreement of the Company and the Purchasers or (iv) if the Closing has not occurred on or before November 14, 2023, other than as a result of a Willful Breach of a Purchaser’s obligations hereunder; provided, however, that nothing herein shall relieve any party to this Agreement of any liability for common law fraud or for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement. “Willful Breach” means a deliberate act or deliberate failure to act, taken with the actual knowledge that such act or failure to act would result in or constitute a material breach of this Agreement.

9.14 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person; provided, however, that each of the Placement Agents will be entitled to rely, as an express third-party beneficiary, on the representations and warranties of the Purchasers and the Company set forth in Section 3 and Section 4 hereof, respectively, and the covenants set forth in Section 5 hereof and Sections 9.04, 9.05, 9.08, 9.09, 9.10, 9.11, 9.12 and 9.13 hereof.

9.15 Arm’s Length Transactions. The Company acknowledges and agrees that (i) the transactions described in this Agreement are an arm’s-length commercial transaction between the parties, (ii) the Purchasers have not assumed nor will they assume an advisory or fiduciary responsibility in the Company’s favor with respect to any of the transactions contemplated by this Agreement or the process leading thereto, and the Purchasers have no obligation to the Company with respect to the transactions contemplated by this Agreement except those obligations expressly set forth in this Agreement, (iii) any advice given by any of the Purchasers or any of their respective representatives or agents in connection with the transactions described in this Agreement is merely incidental to such Purchaser’s purchase of its Securities, and (iv) the Company’s decision to enter into this Agreement and the Merger Agreement has been based solely on the independent evaluation by the Company and its representatives.

9.16 Interpretation. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the word “or” is not exclusive; the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”; and the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

9.17 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to this Agreement or a Purchaser enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

9.18 Adjustments in Share Numbers and Price. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference herein to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

9.19 Production of this Agreement. The Company and each Purchaser is irrevocably authorized to produce this Agreement or a copy hereof to any interested party as requested or required by law, rule or regulation in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided that, with respect to production by the Company, such party will provide the Purchasers with at least three Business Days’ prior written notice of such production to the extent legally permissible and subject to Section 5.02.

[Signature pages follow]

SCHEDULE OF PURCHASERS

[Intentionally Omitted]

Exhibit A

Form of Registration Rights Agreement

[Intentionally Omitted]

Exhibit B

Opinion of Company Counsel

[Intentionally Omitted]

Exhibit C

Secretary Certificate

[Intentionally Omitted]

Schedule 4.03

Subsidiaries

[Intentionally Omitted]